Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Sep. 30, 2012
Accumulated Other Comprehensive Income (Loss)

21. ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

Accumulated other comprehensive income (loss) consists of the following at September 30 (in thousands):

	2012	2011
Interest rate swap agreements, net of taxes of $3.7 million for 2012 and $2.1 million for 2011	$(6,135)	$(3,500)
Cumulative foreign currency translation adjustments	480	1,795
Pension liability adjustments, net of taxes of $1.8 million for 2012 and $1.0 million for 2011	(2,396)	(1,572)

Total	$(8,051)	$(3,277)